Exhibit 99.1

PFSweb Reports Third Quarter 2016 Results

Allen, TX – November 9, 2016 – PFSweb, Inc. (NASDAQ: PFSW) (“PFS”), a global commerce service provider, reported results for the third quarter ended September 30, 2016.

Third Quarter 2016 Summary vs. Same Year-Ago Quarter (where applicable)

•	Total revenues increased 12% to $79.9 million

•	Service fee equivalent revenue (a non-GAAP measure defined below) increased 18% to $54.5 million

•	Service fee gross margin was 31.4% compared to 33.7%

•	Net loss was $1.0 million or $(0.06) per share compared to a loss of $3.7 million or $(0.21) per share

Management Commentary

“As described in our October 2016 pre-announcement release, our third quarter results were impacted by an operational challenge with a newly-launched fulfillment client,” said Mike Willoughby, CEO of PFS. “This client’s unique business model led to unanticipated operational requirements, including incremental labor and operating costs to support their seasonal peak volumes in late Q3 and early Q4. Now that we’ve supported this client through their seasonal peak, we will continue to work diligently to re-engineer a solution that will bring this client engagement to our desired level of profitability, while continuing to meet the operational needs of the client.

“Our incremental investments in sales, marketing and infrastructure this year continue to drive improved results as we generated another solid quarter of long-term engagements and project wins from new and existing clients. We continue to maintain a strong pipeline and expect 2016 to mark the largest number of bookings in the history of our company.

“As we prepare for the upcoming holiday season, we will continue to strive toward enabling our clients to maximize their holiday sales performance through our support and execution of their ecommerce initiatives.”

Third Quarter 2016 Financial Results

Total revenues in the third quarter of 2016 increased 12% to $79.9 million compared to $71.2 million in the same period of 2015. Service fee revenue in the third quarter increased 18% to $53.8 million compared to $45.5 million last year. Product revenue was $11.7 million compared to $14.4 million in the same period of 2015 due to ongoing restructuring activities by the company’s last remaining client in this segment and their discontinuation of certain product lines.

Service fee equivalent revenue increased 18% to $54.5 million compared to $46.2 million in the year-ago quarter, driven by both new and expanded client relationships, as well as approximately $2.7 million of incremental service fees generated in the third quarter of 2016 by the company’s acquired entities, CrossView and Conexus, which were acquired in 2015 and 2016, respectively.

Service fee gross margin in the third quarter of 2016 was 31.4% compared to 33.7% in the same period of 2015. The decrease was primarily due to higher facility and other operating costs applicable to certain new large fulfillment clients won during the year, as well as incremental labor and operating costs for the newly launched client referred to above. This was partially offset by higher-margin professional services activity.

Net loss in the third quarter of 2016 was $1.0 million or $(0.06) per share, compared to a net loss of $3.7 million or $(0.21) per share in the same period of 2015. Net loss in the third quarter of 2016 included a $0.5 million net benefit from acquisition-related, restructuring and other (income) costs, $0.3 million in stock-based compensation expense, and $1.2 million in amortization of acquisition-related intangible assets. This compares to $2.6 million expense in acquisition-related, restructuring and other (income) costs, $1.5 million in stock-based compensation expense, and $1.0 million in amortization of acquisition-related intangible assets in the same period of 2015.

Adjusted EBITDA (a non-GAAP measure defined below) was $3.6 million compared to $5.4 million in the same period of 2015. As a percentage of service fee equivalent revenue, adjusted EBITDA was 6.6% compared to 11.8% in the year-ago quarter. The decline in adjusted EBITDA margin was primarily driven by incremental labor and operating costs associated with servicing certain new clients, as well as an increase in sales and marketing and infrastructure resources. This was partially offset by higher-margin professional services activity.

Non-GAAP net loss (a non-GAAP measure defined below) in the third quarter of 2016 was $0.1 million, compared to Non-GAAP net income of $1.5 million in the third quarter of 2015.

At September 30, 2016, cash and cash equivalents totaled $15.7 million compared to $21.8 million at December 31, 2015. Total debt was $60.4 million compared to $35.4 million at December 31, 2015, with the increase primarily driven by funds used to support the June 2016 Conexus acquisition and payment of calendar 2015 related earn-out liabilities applicable to prior acquisitions, as well as funding of incremental working capital and capital expenditure requirements.

2016 & 2017 Outlook

As disclosed in the company’s October pre-announcement release, PFS expects 2016 service fee equivalent revenue to range between $222 million and $228 million, reflecting growth of 20% to 23% from 2015. The company also expects adjusted EBITDA to range between $18 million and $20 million, which compares to $20.7 million in 2015.

For 2017, PFS expects continued strong growth in service fee equivalent revenue as the company realizes the full year benefit of 2016 client wins and generates incremental revenue from new and expanded client relationships. At this time, the company is targeting 2017 service fee equivalent revenue to range between $245 million and $260 million. The company is also targeting adjusted EBITDA to range between $23 million and $26 million. This adjusted EBITDA target includes infrastructure expenditures to support the company’s future growth strategies as well as expected costs in early 2017 associated with the continued remediation of the fulfillment client implementation noted above.

Conference Call

PFS will conduct a conference call today at 5:00 p.m. Eastern time to discuss its results for the third quarter ended September 30, 2016.

CEO Michael Willoughby and CFO Tom Madden will host the conference call, followed by a question and answer period.

Date: Wednesday, November 9, 2016

Time: 5:00 p.m. Eastern Time (4:00 p.m. Central time)

Toll-free dial-in number: 1-888-452-4005

International dial-in number: 1-719-325-2262

Conference ID: 7262018

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=121850 and via the investor relations section of the company’s website at www.pfsweb.com.

A replay of the conference call will be available after 8:00 p.m. Eastern Time on the same day through November 23, 2016.

Toll-free replay number: 1-844-512-2921

International replay number: 1-412-317-6671

Replay ID: 7262018

About PFSweb, Inc.

PFSweb (PFS) (NASDAQ: PFSW) is a global commerce service provider of solutions including digital strategy consulting, digital agency and marketing services, technology development services, business process outsourcing services, and a complete omni-channel technology ecosystem. The company provides these solutions and services to major brand names and other companies seeking to optimize every customer experience and enhance their traditional and online business channels. PFS supports organizations across various industries, including Procter & Gamble, L’Oreal, LEGO, Canada Goose, ASICS, Roots Canada Ltd., PANDORA, Diageo, Anastasia Beverly Hills, See’s Candies, T.J. Maxx, the United States Mint, and many more. PFS is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Minnesota, Washington, New York, Ohio, North Carolina, Canada, Belgium, United Kingdom, Bulgaria, and India. For more information, please visit www.pfsweb.com or download the free PFS IR App on your iPhone, iPad, or Android device.

Non-GAAP Financial Measures

This news release contains certain non-GAAP measures, including non-GAAP net income (loss), earnings before interest, income taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and service fee equivalent revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition-related, restructuring and other (income) costs and the amortization of acquisition-related intangible assets.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, acquisition-related, restructuring and other (income) costs.

Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue and does not alter existing revenue recognition.

Our service fee equivalent revenue target for 2016 includes an estimated gross margin on product sales of approximately $3 million (based on targeted product revenue of $50 million less targeted cost of product revenue of $47 million) plus a targeted range of between $219 million to $225 million of service fee revenue.

The adjusted EBITDA outlook for 2016 have not been reconciled to the company’s net loss outlook for the same period because certain items that would impact interest expense, income tax provision (benefit), depreciation and amortization (including amortization of acquisition-related intangible assets), stock-based compensation, and acquisition-related, restructuring and other (income) costs, all of which are reconciling items between net loss and adjusted EBITDA, cannot be reasonably predicted. Accordingly, reconciliation of adjusted EBITDA outlook to net loss outlook for 2016 is not available without unreasonable effort.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, acquisition-related, restructuring and other (income) costs and amortization of acquisition-related intangible assets and EBITDA and adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFS believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Forward-Looking Statements

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFS’ Annual Report on Form 10- K for the year ended December 31, 2015 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report of the company and the Risk Factors described therein. PFS undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

Company Contact:

Michael C. Willoughby

Chief Executive Officer

Or

Thomas J. Madden

Chief Financial Officer

Tel 972-881-2900

Investor Relations:

Liolios

Scott Liolios or Sean Mansouri

Tel 949-574-3860

PFSW@liolios.com

PFSweb, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (A)

(In Thousands, Except Share Data)

	(Unaudited)
	September 30,	December 31,
	2016	2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$15,699	$21,781
Restricted cash	219	275
Accounts receivable, net of allowance for doubtful accounts of $539 and $600 at September 30, 2016 and December 31, 2015, respectively	64,934	70,700
Inventories, net of reserves of $585 and $739 at September 30, 2016 and December 31, 2015, respectively	7,155	9,262
Other receivables	4,821	8,704
Prepaid expenses and other current assets	5,017	5,662

Total current assets	97,845	116,384
PROPERTY AND EQUIPMENT, net	28,812	24,093
INTANGIBLE ASSETS, net	8,125	8,810
GOODWILL	45,929	39,829
OTHER ASSETS	2,433	2,174

Total assets	183,144	191,290

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$5,672	$3,153
Trade accounts payable	38,009	51,170
Deferred revenue	6,238	7,390
Performance-based contingent payments	—	11,679
Accrued expenses	25,109	30,563

Total current liabilities	75,028	103,955
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	54,749	32,238
DEFERRED REVENUE	4,280	4,499
DEFERRED RENT	4,849	4,362
PERFORMANCE-BASED CONTINGENT PAYMENTS	380	2,478

Total liabilities	139,286	147,532

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 18,740,100 and 18,136,218 shares issued at September 30, 2016 and December 31, 2015, respectively; and 18,706,633 and 18,012,751 shares outstanding as of September 30, 2016 and December 31, 2015, respectively	19	18
Additional paid-in capital	145,045	141,948
Accumulated deficit	(101,760)	(97,787)
Accumulated other comprehensive income (loss)	679	(296)
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	43,858	43,758

Total liabilities and shareholders’ equity	$183,144	$191,290

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2015.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
REVENUES:
Service fee revenue	$53,788	$45,528	$154,271	$121,311
Product revenue, net	11,671	14,419	36,658	44,731
Pass-thru revenue	14,451	11,236	41,259	32,163

Total revenues	79,910	71,183	232,188	198,205

COSTS OF REVENUES:
Cost of service fee revenue	36,903	30,193	103,547	81,993
Cost of product revenue	10,994	13,702	34,649	42,321
Cost of pass-thru revenue	14,451	11,236	41,259	32,163

Total costs of revenues	62,348	55,131	179,455	156,477

Gross profit	17,562	16,052	52,733	41,728
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	17,568	18,778	53,926	47,068

Income (loss) from operations	(6)	(2,726)	(1,193)	(5,340)
INTEREST EXPENSE (INCOME), NET	714	706	1,807	1,247

Income (loss) before income taxes	(720)	(3,432)	(3,000)	(6,587)
INCOME TAX EXPENSE (BENEFIT)	319	238	973	676

NET INCOME (LOSS)	$(1,039)	$(3,670)	$(3,973)	$(7,263)

NON-GAAP NET INCOME (LOSS)	$(60)	$1,452	$134	$2,193

NET INCOME (LOSS) PER SHARE:
Basic	$(0.06)	$(0.21)	$(0.21)	$(0.42)

Diluted	$(0.06)	$(0.21)	$(0.21)	$(0.42)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	18,699	17,829	18,552	17,449

Diluted	18,699	17,829	18,552	17,449

EBITDA	$3,797	$1,355	$10,013	$5,305

ADJUSTED EBITDA	$3,599	$5,434	$11,252	$13,238

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2015.

PFSweb, Inc. and Subsidiaries

Unaudited Reconciliation of Certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
NET INCOME (LOSS)	$(1,039)	$(3,670)	$(3,973)	$(7,263)
Income tax expense (benefit)	319	238	973	676
Interest expense, net	714	706	1,807	1,247
Depreciation and amortization	3,803	4,081	11,206	10,645

EBITDA	$3,797	$1,355	$10,013	$5,305
Stock-based compensation	347	1,492	1,743	3,446
Acquisition-related, restructuring and other (income) costs	(545)	2,587	(504)	4,487

ADJUSTED EBITDA	$3,599	$5,434	$11,252	$13,238

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
NET INCOME (LOSS)	$(1,039)	$(3,670)	$(3,973)	$(7,263)
Stock-based compensation	347	1,492	1,743	3,446
Amortization of acquisition-related intangible assets	1,177	1,043	2,868	1,523
Acquisition-related, restructuring and other (income) costs	(545)	2,587	(504)	4,487

NON-GAAP NET INCOME (LOSS)	$(60)	$1,452	$134	$2,193

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
TOTAL REVENUES	$79,910	$71,183	$232,188	$198,205
Pass-thru revenue	(14,451)	(11,236)	(41,259)	(32,163)
Cost of product revenue	(10,994)	(13,702)	(34,649)	(42,321)

SERVICE FEE EQUIVALENT REVENUE	$54,465	$46,245	$156,280	$123,721

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended September 30, 2016

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$50,339	$3,449	$—	$53,788
Service fee revenue - affiliate	2,978	231	(3,209)	—
Product revenue, net	—	11,671	—	11,671
Pass-thru revenue	14,451	—	—	14,451

Total revenues	67,768	15,351	(3,209)	79,910

COSTS OF REVENUES:
Cost of service fee revenue	36,700	3,359	(3,156)	36,903
Cost of product revenue	—	10,994	—	10,994
Cost of pass-thru revenue	14,451	—	—	14,451

Total costs of revenues	51,151	14,353	(3,156)	62,348

Gross profit	16,617	998	(53)	17,562
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	17,064	557	(53)	17,568

Income (loss) from operations	(447)	441	—	(6)
INTEREST EXPENSE (INCOME), NET	631	83	—	714

Income (loss) before income taxes	(1,078)	358	—	(720)
INCOME TAX EXPENSE (BENEFIT)	195	124	—	319

NET INCOME (LOSS)	$(1,273)	$234	$—	$(1,039)

NON-GAAP NET INCOME (LOSS)	$(294)	$234	$—	$(60)

EBITDA	$3,350	$447	$—	$3,797

ADJUSTED EBITDA	$3,152	$447	$—	$3,599

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(1,273)	$234	$—	(1,039)
Income tax expense (benefit)	195	124	—	319
Interest expense (income), net	631	83	—	714
Depreciation and amortization	2,620	6	—	2,626
Amortization of acquisition-related intangible assets	1,177	—	—	1,177

EBITDA	$3,350	$447	$—	$3,797
Stock-based compensation	347	—	—	347
Acquisition-related, restructuring and other income	(545)	—	—	(545)

ADJUSTED EBITDA	$3,152	$447	$—	$3,599

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(1,273)	$234	$—	$(1,039)
Stock-based compensation	347	—	—	347
Amortization of acquisition-related intangible assets	1,177	—	—	1,177
Acquisition-related, restructuring and other income	(545)	—	—	(545)

NON-GAAP NET INCOME (LOSS)	$(294)	$234	$—	$(60)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Nine Months Ended September 30, 2016

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$143,193	$11,078	$—	$154,271
Service fee revenue - affiliate	9,787	689	(10,476)	—
Product revenue, net	—	36,658	—	36,658
Pass-thru revenue	41,259	—	—	41,259

Total revenues	194,239	48,425	(10,476)	232,188

COSTS OF REVENUES:
Cost of service fee revenue	103,077	10,815	(10,345)	103,547
Cost of product revenue	—	34,649	—	34,649
Cost of pass-thru revenue	41,259	—	—	41,259

Total costs of revenues	144,336	45,464	(10,345)	179,455

Gross profit	49,903	2,961	(131)	52,733
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	52,419	1,638	(131)	53,926

Income (loss) from operations	(2,516)	1,323	—	(1,193)
INTEREST EXPENSE (INCOME), NET	1,551	256	—	1,807

Income (loss) before income taxes	(4,067)	1,067	—	(3,000)
INCOME TAX EXPENSE (BENEFIT)	593	380	—	973

NET INCOME (LOSS)	$(4,660)	$687	$—	$(3,973)

NON-GAAP NET INCOME (LOSS)	$(553)	$687	$—	$134

EBITDA	$8,672	$1,341	$—	$10,013

ADJUSTED EBITDA	$9,911	$1,341	$—	$11,252

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(4,660)	$687	$—	(3,973)
Income tax expense (benefit)	593	380	—	973
Interest expense (income), net	1,551	256	—	1,807
Depreciation and amortization	8,320	18	—	8,338
Amortization of acquisition-related intangible assets	2,868	—	—	2,868

EBITDA	$8,672	$1,341	$—	$10,013
Stock-based compensation	1,743	—	—	1,743
Acquisition-related, restructuring and other income	(504)	—	—	(504)

ADJUSTED EBITDA	$9,911	$1,341	$—	$11,252

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(4,660)	$687	$—	$(3,973)
Stock-based compensation	1,743	—	—	1,743
Amortization of acquisition-related intangible assets	2,868	—	—	2,868
Acquisition-related, restructuring and other income	(504)	—	—	(504)

NON-GAAP NET INCOME (LOSS)	$(553)	$687	$—	$134

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended September 30, 2015

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$42,167	$3,361	$—	$45,528
Service fee revenue - affiliate	3,494	195	(3,689)	—
Product revenue, net	—	14,419	—	14,419
Pass-thru revenue	11,236	—	—	11,236

Total revenues	56,897	17,975	(3,689)	71,183

COSTS OF REVENUES:
Cost of service fee revenue	30,369	3,323	(3,499)	30,193
Cost of product revenue	—	13,702	—	13,702
Cost of pass-thru revenue	11,236	—	—	11,236

Total costs of revenues	41,605	17,025	(3,499)	55,131

Gross profit	15,292	950	(190)	16,052
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	18,049	919	(190)	18,778

Income (loss) from operations	(2,757)	31	—	(2,726)
INTEREST EXPENSE (INCOME), NET	584	122	—	706

Income (loss) before income taxes	(3,341)	(91)	—	(3,432)
INCOME TAX EXPENSE (BENEFIT)	171	67	—	238

NET INCOME (LOSS)	$(3,512)	$(158)	$—	$(3,670)

NON-GAAP NET INCOME (LOSS)	$1,288	$162	$—	$1,450

EBITDA	$1,309	$46	$—	$1,355

ADJUSTED EBITDA	$5,066	$366	$—	$5,432

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(3,512)	$(158)	$—	(3,670)
Income tax expense (benefit)	171	67	—	238
Interest expense (income), net	584	122	—	706
Depreciation and amortization	3,023	15	—	3,038
Amortization of acquisition-related intangible assets	1,043	—	—	1,043

EBITDA	$1,309	$46	$—	$1,355
Stock-based compensation	1,492	—	—	1,492
Acquisition-related, restructuring and other costs	2,265	320	—	2,585

ADJUSTED EBITDA	$5,066	$366	$—	$5,432

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(3,512)	$(158)	$—	$(3,670)
Stock-based compensation	1,492	—	—	1,492
Amortization of acquisition-related intangible assets	1,043	—	—	1,043
Acquisition-related, restructuring and other costs	2,265	320	—	2,585

NON-GAAP NET INCOME (LOSS)	$1,288	$162	$—	$1,450

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Nine Months Ended September 30, 2015

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$110,740	$10,571	$—	$121,311
Service fee revenue - affiliate	10,137	568	(10,705)	—
Product revenue, net	—	44,731	—	44,731
Pass-thru revenue	32,163	—	—	32,163

Total revenues	153,040	55,870	(10,705)	198,205

COSTS OF REVENUES:
Cost of service fee revenue	81,637	10,467	(10,111)	81,993
Cost of product revenue	—	42,321	—	42,321
Cost of pass-thru revenue	32,163	—	—	32,163

Total costs of revenues	113,800	52,788	(10,111)	156,477

Gross profit	39,240	3,082	(594)	41,728
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	45,528	2,134	(594)	47,068

Income (loss) from operations	(6,288)	948	—	(5,340)
INTEREST EXPENSE (INCOME), NET	911	336	—	1,247

Income (loss) before income taxes	(7,199)	612	—	(6,587)
INCOME TAX EXPENSE (BENEFIT)	363	313	—	676

NET INCOME (LOSS)	$(7,562)	$299	$—	$(7,263)

NON-GAAP NET INCOME (LOSS)	$1,574	$619	$—	$2,193

EBITDA	$4,299	$1,006	$—	$5,305

ADJUSTED EBITDA	$11,912	$1,326	$—	$13,238

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
Amortization of acquisition-related intangible assets
NET INCOME (LOSS)	$(7,562)	$299	$—	(7,263)
Income tax expense (benefit)	363	313	—	676
Interest expense (income), net	911	336	—	1,247
Depreciation and amortization	9,064	58	—	9,122
Amortization of acquisition-related intangible assets	1,523	—	—	1,523

EBITDA	$4,299	$1,006	$—	$5,305
Stock-based compensation	3,446	—	—	3,446
Acquisition-related, restructuring and other costs	4,167	320	—	4,487

ADJUSTED EBITDA	$11,912	$1,326	$—	$13,238

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(7,562)	$299	$—	$(7,263)
Stock-based compensation	3,446	—	—	3,446
Amortization of acquisition-related intangible assets	1,523	—	—	1,523
Acquisition-related, restructuring and other costs	4,167	320	—	4,487

NON-GAAP NET INCOME (LOSS)	$1,574	$619	$—	$2,193

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of September 30, 2016

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,639	$10,060	$—	$15,699
Restricted cash	—	219	—	219
Accounts receivable, net	50,844	14,993	(903)	64,934
Inventories, net	—	7,155	—	7,155
Other receivables	600	4,221	—	4,821
Prepaid expenses and other current assets	4,173	844	—	5,017

Total current assets	61,256	37,492	(903)	97,845
PROPERTY AND EQUIPMENT, net	28,803	9	—	28,812
RECEIVABLE/INVESTMENT IN AFFILIATES	9,342	—	(9,342)	—
INTANGIBLE ASSETS, net	8,125	—	—	8,125
GOODWILL	45,929	—	—	45,929
OTHER ASSETS	2,433	—	—	2,433

Total assets	155,888	37,501	(10,245)	183,144

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$5,672	$—	$—	$5,672
Trade accounts payable	13,395	25,517	(903)	38,009
Deferred revenue	6,238	—	—	6,238
Performance-based contingent payments	—	—	—	—
Accrued expenses	22,270	2,839	—	25,109

Total current liabilities	47,575	28,356	(903)	75,028
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	54,749	—	—	54,749
PAYABLE TO AFFILIATES	—	22,045	(22,045)	—
DEFERRED REVENUE	4,280	—	—	4,280
DEFERRED RENT	4,849	—	—	4,849
PERFORMANCE-BASED CONTINGENT PAYMENTS	380	—	—	380

Total liabilities	111,833	50,401	(22,948)	139,286

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	19	19	(19)	19
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	145,045	28,060	(28,060)	145,045
Retained earnings (accumulated deficit)	(101,563)	(43,205)	43,008	(101,760)
Accumulated other comprehensive income (loss)	679	1,226	(1,226)	679
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	44,055	(12,900)	12,703	43,858

Total liabilities and shareholders’ equity	$155,888	$37,501	$(10,245)	$183,144

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2015.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2015

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$7,962	$13,819	$—	$21,781
Restricted cash	51	224	—	275
Accounts receivable, net	51,231	20,348	(879)	70,700
Inventories, net	—	9,262	—	9,262
Other receivables	2,621	6,083	—	8,704
Prepaid expenses and other current assets	4,744	918	—	5,662

Total current assets	66,609	50,654	(879)	116,384
PROPERTY AND EQUIPMENT, net	24,065	28	—	24,093
RECEIVABLE/INVESTMENT IN AFFILIATES	9,577	—	(9,577)	—
INTANGIBLE ASSETS, net	8,810	—	—	8,810
GOODWILL	39,829	—	—	39,829
OTHER ASSETS	2,174	—	—	2,174

Total assets	151,064	50,682	(10,456)	191,290

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,153	$—	$—	$3,153
Trade accounts payable	15,329	36,710	(869)	51,170
Deferred revenue	7,390	—	—	7,390
Performance-based contingent payments	11,679	—	—	11,679
Accrued expenses	26,015	4,558	(10)	30,563

Total current liabilities	63,566	41,268	(879)	103,955
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	32,238	—	—	32,238
PAYABLE TO AFFILIATES	—	22,056	(22,056)	—
DEFERRED REVENUE	4,499	—	—	4,499
DEFERRED RENT	4,362	—	—	4,362
PERFORMANCE-BASED CONTINGENT PAYMENTS	2,478	—	—	2,478

Total liabilities	107,143	63,324	(22,935)	147,532

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	18	19	(19)	18
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	141,948	28,060	(28,060)	141,948
Retained earnings (accumulated deficit)	(97,616)	(42,827)	42,656	(97,787)
Accumulated other comprehensive income (loss)	(304)	1,106	(1,098)	(296)
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	43,921	(12,642)	12,479	43,758

Total liabilities and shareholders’ equity	$151,064	$50,682	$(10,456)	$191,290

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2015.